Exhibit 10.1

                    CONFESSED JUDGMENT DEMAND PROMISSORY NOTE

$ 25,000.00                                                    DECEMBER 12, 2001
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         THE UNDERSIGNED (IF THERE BE MORE THAN ONE UNDERSIGNED, THEIR LIABILITY SHALL BE JOINT AND SEVERAL) PROMISES TO PAY TO THE ORDER OF ATLANTIC INVESTMENT TRUST, RICHARD H. TANENBAUM, TRUSTEE (HEREINAFTER CALLED HOLDER) UPON THE EARLIER OF DEMAND OR ON OR BEFORE FEBRUARY 12, 2002, THE SUM OF TWENTY FIVE THOUSAND AND NO/100 DOLLARS ($ 25,000.00), TOGETHER WITH INTEREST THEREON AT THE RATE OF FIFTEEN PERCENT (15%) PER ANNUM FROM THE DATE OF DEFAULT UNTIL THE DATE ACTUALLY PAID; PROVIDED HOWEVER, IN LIEU OF INTEREST THE UNDERSIGNED HEREBY AGREE TO PROVIDE HOLDER WITH TWENTY FIVE THOUSAND (25,000) RESTRICTED SHARES OF ITS COMMON STOCK AND UPON RECEIPT THEREOF HOLDER AGREES THAT THIS NOTE SHALL BE A NON-INTEREST BEARING NOTE.


         PROVIDED, THAT UPON THE OCCURRENCE OF ANY OF THE FOLLOWING EVENTS OF DEFAULT, IF THE HOLDER SO ELECTS, ALL OF THE UNPAID BALANCE HEREUNDER, INCLUDING INTEREST, SHALL IMMEDIATELY BE DUE AND PAYABLE: (A) IF ANY OBLIGOR SHALL MAKE AN ASSIGNMENT FOR THE BENEFIT OF CREDITORS OR IF ANY VOLUNTARY OR INVOLUNTARY PROCEEDINGS BE INSTITUTED BY OR AGAINST ANY OBLIGOR UNDER ANY PROVISION OF THE BANKRUPTCY ACT OF ANY OTHER FEDERAL OR STATE STATUTE OR RULE PROVIDING FOR THE RELIEF OF DEBTORS, COMPOSITION OF CREDITORS, ARRANGEMENTS, REORGANIZATIONS, ORDINARY BANKRUPTCY, OR RECEIVERSHIP OR THE LIKE; (B) THE FAILURE OF ANY OBLIGOR TO PAY DEBTS AS THEY MATURE IN THE ORDINARY COURSE OF BUSINESS, OR IF THE FAIR MARKET VALUE OF THE ASSETS OF ANY OBLIGOR SHALL BE LESS THAN THE LIABILITIES OF SUCH OBLIGOR; (C) THE ENTRY OF ANY JUDGMENT AGAINST ANY OBLIGOR OR THE ISSUING OF AN ATTACHMENT OR GARNISHMENT AGAINST ANY PROPERTY OF ANY OBLIGOR; (D) THE OCCURRENCE OF ANY ADVERSE CHANGE IN THE FINANCIAL CONDITION OF ANY OBLIGOR IN WHICH CASE THE HOLDER DEEMS ITS POSITION TO HAVE BECOME IMPAIRED; (E) THE DISSOLUTION, MERGER, CONSOLIDATION OR REORGANIZATION OF ANY OBLIGOR WHICH IS A CORPORATION, PARTNER- SHIP, JOINT VENTURE, BUSINESS TRUST OR OTHER ASSOCIATION;
(F) THE ASSESSMENT, IMPOSITION OR EXISTENCE, OF ANY GENERAL OR SPECIFIC LIEN FOR ANY FEDERAL, STATE OR LOCAL TAXES OR CHARGES AGAINST ANY PROPERTY FOR ANY OBLIGOR; AND (G) THE DEATH OF ANY OBLIGOR WHO IS A NATURAL PERSON. THE TERM "OBLIGOR" INCLUDES ALL UNDERSIGNED MAKERS AND ALL ENDORSERS, GUARANTORS AND SURETIES.

         EACH AND EVERY OBLIGOR HEREBY AUTHORIZES RICHARD H. TANENBAUM, ESQUIRE OR ANY ATTORNEY OR CLERK OR ANY MEMBER OF ANY COURT WITHIN THE UNITED STATES OR ELSEWHERE TO ENTER AN APPEARANCE ON THEIR BEHALF AND TO CONFESS JUDGMENT AGAINST OBLIGERS, EITHER JOINTLY OR SEVERALLY, TO BE ENTERED BY THE PROPER OFFICIAL, AT ANY TIME AFTER THIS NOTE IS DUE (WHETHER UPON NORMAL MATURITY OR ACCELERATION HEREUNDER), HEREBY WAIVING ALL EXEMPTIONS, FOR THE PRINCIPAL AMOUNT OF THIS NOTE AND INTEREST AND 15% ATTORNEYS' FEES AND COURT COSTS. IF THIS NOTE IS REFERRED TO AN ATTORNEY FOR COLLECTION, AND PAYMENT IS OBTAINED WITHOUT THE ENTRY OF A JUDGMENT, THEN OBLIGERS SHALL PAY TO HOLDER ATTORNEYS' FEES IN THE AMOUNT AFORESAID.

         EXECUTED UNDER SEAL ON THE DAY AND YEAR FIRST ABOVE WRITTEN.

WITNESS:


                                                  MILITARY RESALE GROUP, INC.
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                                                  BY                 [SEAL]
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                                                   ETHAN HOKIT, PRESIDENT